EXHIBIT 10.59


     EMPLOYEE OPTIONEE: ROBERT F. FULTON

    Date:  As of February 16, 1995
    Number of Shares Subject to Option: 90,000

                          FALCON DRILLING COMPANY, INC.

                  AMENDED AND RESTATED STOCK OPTION AGREEMENT

    I.Incentive Stock Option

    1.Grant of Incentive Stock Option. Pursuant to the provisions of the Falcon Drilling Company, Inc. 1995 Stock Option Plan (the "Plan"), and in compliance with the provisions of Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, the Company hereby grants to the Participant named above, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the option ("ISO") to purchase 30,000 shares of common stock ("Stock"), at the purchase price of $10.00 per share, such ISO to be exercisable and exercised as hereinafter provided.

    2.Specific Terms and Conditions.

    (a) Exercise of ISO. Subject to the other terms of this Agreement regarding the exercisability of this ISO, this ISO may be exercised in accordance with the following:

                                       This ISO Shall be Exercisable
                                       with Respect to the Following
         On or After this Date         Cumulative Number of Shares
         ---------------------         -----------------------------
                2/16/96                           10,000
                2/16/97                           10,000
                2/16/98                           10,000

    This ISO may be exercised, to the extent exercisable by its terms, from time to time in whole or in part at any time prior to the expiration thereof. Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which this ISO is being exercised.

    (b) Notification of Disqualifying Disposition. The Participant hereby agrees to notify the Company in writing in the event shares acquired pursuant to the exercise of this ISO are transferred, other than by will or by the laws of descent and distribution, within two years after the date indicated above or within one year after the issuance of such shares pursuant to such exercise.

    II.  Nonqualified Stock Option

    1.Grant of Nonqualified Stock Option. Pursuant to the provisions of the Plan, the Company hereby grants to the Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the option ("NQSO") to purchase 60,000 shares of Stock, at a purchase price of $10.00 per share, such NQSO to be exercisable and exercised as hereinafter provided.

    2.Exercise  of  NQSO.   Subject to the other terms  of  this  Agreement
regarding the exercisability of this NQSO, this NQSO may be exercised in accordance with the following:

                                           This NQSO Shall be Exercisable
                                           with Respect to the Following
          On or After this Date            Cumulative Number of Shares
          ---------------------            ------------------------------
                 2/16/96                               20,000
                 2/16/97                               20,000
                 2/16/98                               20,000

    This NQSO may be exercised, to the extent exercisable by its terms, from time to time in whole or in part at any time prior to the expiration thereof. Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which this NQSO is being exercised.

    III. General Terms and Conditions

    1.Payment of Purchase Price Upon Exercise. At the time of any exercise of an ISO or NQSO, the purchase price of the shares as to which any such option shall be exercised shall be paid in full to the Company in cash, provided, that with the consent of the Company and in accordance with the Plan, some or all of the purchase price may be in the form of Stock already owned by the Participant or other consideration (including the relinquishment of a portion of the ISO or NQSO).

    2.Expiration Date. This Option (inclusive of ISO's and NQSO's granted hereunder) shall expire ten years from the date indicated above.

    3.Exercise  in  the  Event  of  Death, Disability,  or  Termination  of
Employment.   (i)   If the Participant's employment terminates  because  of
(a) involuntary termination of employment by the Participating Company other than for cause, as determined by the Board in its sole discretion, or
(b) retirement in accordance with the terms and conditions of a retirement plan adopted by the Participating Company; he or she may exercise his or her ISO and/or NQSO to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within three months after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section III.2.

    (ii) If the Participant dies while an Employee of a Participating Company, his or her ISO and/or NQSO may be exercised, to the extent that the Participant shall have been entitled to do so on the date of his or her death or such termination of employment, by his or her Beneficiary including, if applicable, his or her executors or administrators, at any time, or from time to time, within three months after the date of the Participant's death or within such other period, and subject to such terms and conditions as the Committee may specify, but no later than the expiration date specified in Section III.2.

    (iii) If the Participant's employment by a Participating Company terminates because of his or her Total Disability, he or she may exercise his or her ISO and/or NQSO, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within one year after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section III.2.

    4.Nontransferability. No ISO or NQSO shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Participant, any ISO or NQSO shall be exercisable only by the Participant or, in the event of the Disability of the Participant, a legally constituted representative of the Participant.

    5.Adjustments. Subject to Section 9(b) of the Plan, if the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the number and kind of shares or other securities subject to the outstanding Options, and (ii) the price for each share or other unit of any other securities subject to outstanding Options without change in the aggregate purchase price or value as to which such Options remain exercisable or subject to restrictions. Any adjustment under this Section III.5 will be made by the
Board,  whose  determination as to what adjustments will be  made  and  the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustment. Any adjustment so made shall be final and binding upon the Participant and his or her Beneficiary.

    6.No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Stock subject to any ISO or NQSO prior to the date of issuance to him or her of a certificate or certificates for such shares.

    7.No Right to Continued Employment. This Agreement shall not confer upon the Participant any right with respect to continuance of employment by any Participating Company nor shall it interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

    8.Compliance with Law and Regulations. This Agreement and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as the Committee shall determine are required. If at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government or regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Stock is necessary or desirable as a condition of or in connection with the issue or purchase of shares of Stock hereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. Moreover, an ISO or NQSO may not be exercised if its exercise or the receipt of shares of Stock pursuant thereto would be contrary to applicable law.

    9.Tax Withholding Requirements. The Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for Stock.

    10. Investment Representation. The Committee may require the Participant to furnish to the Company, prior to the issuance of any shares of Stock upon the exercise of all or any part of any ISO or NQSO, an agreement (in such form as the Committee may specify) in which the Participant represents that the shares acquired by him upon exercise are being acquired for investment and not with a view to the sale or distribution thereof.

    IV.  Miscellaneous

    1.Participant Bound by Plan. The Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. All capitalized terms not defined herein shall have the same meaning as defined under the Plan.

    2.Notices. Any notice hereunder to the Company shall be addressed to it at its office, 1900 West Loop South, Suite 1910, Houston, Texas 77027,
Attention: Chairman, and any notice hereunder to the Participant shall be addressed to him or her at subject to the right of either party to designate at any time hereafter in writing some other address.

    3.Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall constitute one and the same instrument.

    IN WITNESS WHEREOF, Falcon Drilling Company, Inc. has caused this Agreement to be executed by a duly authorized officer and the Participant has executed this Agreement both as of the 15th day of April, 1996, but effective as of the day and year first above written.

                                       FALCON DRILLING COMPANY, INC.


                                       By:__________________________
                                       Name:  Steven A. Webster
                                       Title:    Chairman and CEO
    _____________________(L.S.)
    Participant
    Robert F. Fulton